UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013 (May 17, 2013)

Lightwave Logic, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Ruthar Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers

On May 17, 2013 the registrant’s board of directors renewed and amended James S. Marcelli’s employee agreement.  A copy of the renewal and amendment is attached as Exhibit 10.1.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

10.1

Employment Agreement Amendment – James S. Marcelli

10.2

Employment Agreement – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed August 5, 2008)

10.3

Employment Agreement Renewal – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed June 22, 2010)

10.4

Employment Agreement Renewal and Amendment – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed May 3, 2012)

10.5

Employment Agreement Renewal and Amendment – James S. Marcelli (incorporated by reference to the Company’s Form 8-K filed May 24, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ Thomas E. Zelibor

      Thomas E. Zelibor,

      Chief Executive Officer

Dated May 21, 2013